SYMMETRY PANORAMIC TRUST

Symmetry Panoramic Alternatives Fund

Symmetry Panoramic Global Equity Fund

Symmetry Panoramic Global Fixed Income Fund

Symmetry Panoramic International Equity Fund

Symmetry Panoramic Municipal Fixed Income Fund

Symmetry Panoramic Tax Managed Global Equity Fund

Symmetry Panoramic US Equity Fund

Symmetry Panoramic US Fixed Income Fund

(collectively, the “Funds”)

Supplement dated April 17, 2020 to the current Summary Prospectuses and Prospectus for the Funds

This Supplement updates certain information contained in the Summary Prospectuses and Prospectus dated November 13, 2019, as supplemented, for the Funds (collectively, the “Prospectuses”). You should read this Supplement in conjunction with the Prospectuses and retain it for future reference. You may obtain an additional copy of any Prospectus, free of charge, by calling 1-844-Sym-Fund (844-796-3863), or you can view, print, and download a copy of these documents at the Funds’ website at www.panoramicfunds.com.

The purpose of this Supplement is to address recent events, including the COVID-19 pandemic, that are impacting the securities markets and to provide additional information about market risk. The following changes are made to the Prospectuses.

•	The “Market Events Risk” disclosure in each Fund’s Summary Prospectus under the heading “Principal Investment Risks” is hereby deleted in its entirety and replaced with the following:
o	Market Events Risk. Financial markets are subject to periods of high volatility, depressed valuations, decreased liquidity and heightened uncertainty, such as what was experienced during the financial crisis that occurred in and around 2008 and more recently in connection with the coronavirus disease 2019 (COVID-19) pandemic. Market conditions such as this are an inevitable part of investing in capital markets and may continue, recur, worsen or spread. Markets may be volatile and values of individual securities and other investments may decline significantly in response to adverse issuer, political, regulatory, market, economic, public health, or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Changes in the financial condition of a single issuer may impact a market as a whole. Changes in value may be temporary or may last for extended periods. Geopolitical risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage or major producers of oil, may lead to overall instability in world economies and markets generally and have led, and may in the future lead, to increased market volatility and may have adverse long-term effects. Similarly, environmental and public health risks, such as natural disasters or epidemics (such as COVID-19), or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term. Governments and central banks may take steps to support financial markets, including by keeping interest rates at historically low levels. This and other governmental intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Governments and central banks also may reduce market support activities. Such reduction, including interest rate increases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Fund invests. Governmental policy and legislative changes also may contribute to decreased liquidity and increased volatility in the financial markets.

•	The following “Market Events Risk” disclosure on page 54 of the Funds’ Prospectus is hereby deleted in its entirety and replaced with the following:
o	Market Events Risk -- Financial markets are subject to periods of high volatility, depressed valuations, decreased liquidity and heightened uncertainty, such as what was experienced during the financial crisis that occurred in and around 2008 and more recently in connection with the coronavirus disease 2019 (COVID-19) pandemic. Market conditions such as this are an inevitable part of investing in capital markets and may continue, recur, worsen or spread. Markets may be volatile and values of individual securities and other investments may decline significantly in response to adverse issuer, political, regulatory, market, economic, public health, or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Changes in the financial condition of a single issuer may impact a market as a whole. Changes in value may be temporary or may last for extended periods. Geopolitical risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage or major producers of oil, may lead to overall instability in world economies and markets generally and have led, and may in the future lead, to increased market volatility and may have adverse long-term effects. Similarly, environmental and public health risks, such as natural disasters or epidemics (such as COVID-19), or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term. Governments and central banks may take steps to support financial markets, including by keeping interest rates at historically low levels. This and other governmental intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Governments and central banks also may reduce market support activities. Such reduction, including interest rate increases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Fund invests. Governmental policy and legislative changes also may contribute to decreased liquidity and increased volatility in the financial markets.

The outbreak of the COVID-19 respiratory disease was first detected in China in late 2019 and subsequently spread globally. The impact of the outbreak has been rapidly evolving, and cases of the virus have been identified in most developed and emerging countries throughout the world. The transmission of COVID-19 and efforts to contain its spread have resulted in significant disruptions to business operations, supply chains and customer activity, widespread business closures and layoffs, international, national and local border closings, extended quarantines and stay-at-home orders, event cancellations, service cancellations, reductions and other changes, significant challenges in healthcare service preparation and delivery, as well as general concern and uncertainty that has negatively affected the global economy. These circumstances are evolving, and further developments could result in additional disruptions and uncertainty. These circumstances also have caused significant volatility, declines in global financial markets, and losses for investors, which may recur or worsen. The impact of the COVID-19 pandemic may last for an extended period of time and could result in a substantial economic downturn or recession.

Health crises caused by pandemics, such as the COVID-19 pandemic, may exacerbate other pre-existing political, social, economic, and financial risks. The impact of the COVID-19 pandemic, and other epidemics and pandemics that may arise in the future, could result in a general decline in the global economy, and negatively affect the performance of individual countries, industries, sectors or companies in significant and unforeseen ways. Deteriorating economic fundamentals may in turn increase the risk of default or insolvency of particular companies, negatively impact market values, increase market volatility, cause credit spreads to widen, and reduce liquidity. All of these risks may have a material adverse effect on the performance and financial condition of the securities in which a Fund invests, and on the overall performance of the Fund.

Governments and central banks around the world have taken a variety of unprecedented actions to stimulate the economy and calm the financial markets. For example, in March 2020, the U.S. government adopted the largest economic stimulus package in recent history, estimated at $2 trillion, which is aimed at supporting American workers and businesses adversely affected by economic upheaval stemming from the COVID-19 pandemic. The law provides for loans and other disbursements to a wide swath of the economy, including direct payments to Americans and loans to large and small companies, as well as expanding unemployment insurance. The ultimate effect of these efforts is not yet known, and they may not be successful.

In the future, governments may take actions that could affect the overall economy as well as the securities in which the Funds invest, the markets in which they trade, or the issuers of such securities, in ways that are unforeseen. Governmental and quasi-governmental authorities and regulators throughout the world, such as the U.S. Federal Reserve (the “Fed”), have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs, and dramatically lower interest rates. Certain of those policy changes have been or are being implemented or considered in response to the COVID-19 pandemic. The Fed has spent hundreds of billions of dollars to keep credit flowing through short-term money markets since mid-September 2019 when a shortage of liquidity caused a spike in overnight borrowing rates, and again in 2020 with large stimulus initiatives intended to respond to economic stresses stemming from the COVID-19 pandemic. The Fed has signaled that it plans to maintain its interventions at an elevated level. Changes in government policies or central banks could negatively affect the value and liquidity of a Fund’s investments and cause it to lose money, and there can be no assurance that the initiatives undertaken by governments and central banks will be successful.

The COVID-19 pandemic, and future pandemics, could also impair the information technology and other operational systems upon which the Adviser or a sub-adviser relies, and could otherwise disrupt the ability of a Fund’s service providers to perform essential tasks. Such impacts could impair a Fund's ability to maintain operational standards (such as with respect to satisfying redemption requests), disrupt the operations of a Fund's service providers, and negatively impact a Fund's performance. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in a Fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately value its investments.

Markets generally and the energy sector specifically also have been adversely impacted by reduced demand for oil and other energy commodities as a result of the slowdown in economic activity resulting from the spread of the coronavirus and by price competition among key oil producing countries.

Global economies and financial markets are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in, or foreign exchange rates with, a different country or region. The rise in protectionist trade policies, and changes to some major international trade agreements and the potential for changes to others, could affect the economies of many countries in ways that cannot necessarily be foreseen at the present time. Political and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. Financial markets in the United States and China have been sensitive to the outlook for resolving ongoing U.S.-China trade disputes.

High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. Interest rates have been unusually low in recent years in the U.S. and abroad, and central banks have reduced rates further in an effort to combat the economic effects of the COVID-19 pandemic. Because there is little precedent for this situation, it is difficult to predict the impact on various markets of a significant rate change or other significant policy initiatives, whether brought about by U.S. policy makers or by dislocations in world markets. Extremely low or negative interest rates may become more prevalent. To the extent a Fund has a bank deposit or holds a debt instrument with a negative interest rate to maturity, the Fund would generate a negative return on that investment. Similarly, negative rates on investments by a fund that is a money market fund would make it difficult for the fund to maintain stability in its share price without financial support from the fund’s adviser or other persons. There is no assurance that such support would be provided, which could lead to losses on investments in the fund, including on investments by a Fund that uses the fund as an investment option for the Fund’s uninvested cash. While negative yields may reduce the demand, liquidity and valuation of fixed income investments, investors may be willing to continue to purchase such investments for a number of reasons, including, but not limited to, price insensitivity, arbitrage opportunities across fixed income markets or rules-based investment strategies. If negative interest rates become more prevalent, investors may over time seek to reallocate assets to other income-producing assets or equity investments that pay a dividend, which may cause the price of such instruments to rise while triggering a corresponding decrease in yield and the value of debt instruments over time. Over the longer term, rising interest rates may present a greater risk than has historically been the case due to the current period of low rates and the effect of government fiscal policy initiatives and potential market reaction to those initiatives.

Some countries, including the United States, are adopting more protectionist trade policies and moving away from the tighter financial industry regulations that followed the 2008 financial crisis. The United States is also said to be considering significant new investments in infrastructure, national defense and other spending priorities which, coupled with lower federal tax rates, could lead to sharply increased government borrowing and higher interest rates. The exact shape of these policies is still being worked out through the political process, but the equity and debt markets may react strongly to expectations, which could increase volatility, especially if the market’s expectations for changes in government policies are not borne out.

The implementation and the resulting impact of the United Kingdom’s January 31, 2020 departure from the European Union (the “EU”), commonly referred to as “Brexit,” remain uncertain. The effect on the economies of the United Kingdom and the EU will likely depend on the nature of trade relations between the United Kingdom and the EU and other major economies following Brexit, which are subject to negotiation. During a transition period that will extend to December 2020, and that can be extended for an additional period, the United Kingdom will have access to the EU single market and be subject to EU regulation. The outcomes may cause increased volatility and have a significant adverse impact on world financial markets, other international trade agreements, and the United Kingdom and European economies.

In addition, global climate change may have an adverse effect on the value of securities and other assets, such as real estate. A rise in sea levels, an increase in powerful windstorms and/or a storm-driven increase in flooding could cause coastal properties to lose value or become unmarketable altogether. Large wildfires such as those driven by high winds and prolonged drought may devastate entire communities and may be very costly to any business found to be responsible for the fire or conducting business or operations in affected areas. These losses could adversely affect corporate issuers and borrowers as well as mortgage lenders, the value of securities of companies and other issuers affected by these developments (such as mortgage-backed securities), the bonds of municipalities that depend on tax revenues and tourist dollars generated by properties in affected areas, and insurers of the property and/or of corporate, municipal or mortgage-backed securities. Since property and security values are driven largely by buyers’ perceptions, it is difficult to know the time period over which these effects might unfold. Economists warn that, unlike previous declines in the real estate market, properties in affected coastal zones may never recover their value. Similarly, efforts to address climate change, including increased environmental regulation, may adversely impact individual companies, industries or sectors of the economy, such as energy and manufacturing companies, which could lead to declines in the value of securities and other instruments issued by such companies.

* * * * *

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

6